UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2021
 Newpark Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard,	Suite 100
The Woodlands,	Texas	77381
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (281) 362-6800

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.      Regulation FD Disclosure.
Newpark Resources, Inc. (the “Company”) has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time, on November 8, 2021, and thereafter, in presentations about the Company’s operations and performance. The Company may use the Presentation Materials, possibly with modifications, in presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees, and others with an interest in the Company and its business.
The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. The Presentation Materials will also be posted in the Investors section of the Company’s website, http://www.newpark.com for up to 90 days.
The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.
Use of Non-GAAP Financial Information
To help understand the Company’s financial performance, the Company has supplemented its financial results that it provides in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Such financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA Margin, Free Cash Flow, Net Debt, and the Ratio of Net Debt to Capital.
We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non-GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Applicable reconciliations to the nearest GAAP financial measure of each non-GAAP financial measure are included in the attached Exhibit 99.1.
Item 8.01     Other Events.
Updated Information Regarding Stockholder Proposals for 2022 Annual Meeting of Stockholders
As disclosed in the Company’s proxy statement furnished in connection with the 2021 Annual Meeting of Stockholders, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934, as amended, must be received by the Company by December 9, 2021. Such proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 9320 Lakeside Boulevard, Suite 100, The Woodlands, Texas 77381 and must meet all requirements of the U.S. Securities and Exchange Commission to be eligible for inclusion in the Company’s proxy materials for that meeting.
For any stockholder proposals (including director nominations) not intended to be included in the Company’s proxy materials for the 2022 Annual Meeting, but sought to be presented at such meeting pursuant to the terms of the Company’s Amended and Restated Bylaws (the “Bylaws”), notice of such proposals must be delivered to or mailed to and received at the principal executive offices of the Company no earlier than 5:00 p.m. Eastern Time on January 20, 2022 and no later than 5:00 p.m. Eastern Time on February 19, 2022. If, however, the date of the 2022 Annual Meeting is earlier than April 20, 2022 or later than July 29, 2022, then any such proposal, to be timely pursuant to the Bylaws, must be so received not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The date of the 2022 Annual Meeting has not been determined at this time. The Company will provide notice to stockholders of the date of the 2022 Annual Meeting at the appropriate time.

SEC rules and regulations provide that if the date of the Company’s 2022 Annual Meeting is advanced or delayed more than 30 days from the anniversary date of the 2021 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2022 Annual Meeting must be received by the Company within a reasonable time before it begins to print and mail the proxy materials for the 2022 Annual Meeting. Upon determination by the Company that the date of the 2022 Annual Meeting will be advanced or delayed by more than 30 days from the anniversary date of the 2021 Annual Meeting, the Company will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Exchange Act.
The information provided in this Item 8.01 updates and supersedes information regarding deadlines for stockholder proposals provided in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Q3 2021 Presentation Materials
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
(Registrant)

Date:	November 8, 2021	By:	/s/ Gregg S. Piontek
Gregg S. Piontek
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)